SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant |_|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|  Preliminary Proxy Statement          |_|  Soliciting Material Under Rule
|_|  Confidential, For Use of the              14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
|X|  Definitive Proxy Statement
|_|  Definitive Additional Materials


                            Haemonetics Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________
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|_|  Fee paid previously with preliminary materials:

________________________________________________________________________________
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount previously paid:

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________________________________________________________________________________

                             HAEMONETICS CORPORATION

                    Notice of Annual Meeting of Stockholders

                                  July 27, 2004

To the Stockholders:

The Annual Meeting of our Stockholders will be held on Tuesday, July 27, 2004 at 9:00 a.m. at our Corporate Offices located at 400 Wood Road, Braintree, Massachusetts for the following purposes:

      1. To elect two Directors as more fully described in the accompanying Proxy Statement.

      2. To ratify the selection of Ernst & Young LLP as independent public accountants for fiscal year 2005.

      3. To consider and act upon any other business which may properly come before the meeting.

The Board of Directors has fixed the close of business on June 10, 2004 as the record date for the meeting. All stockholders of record on that date are entitled to notice of and to vote at the meeting.

PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING IN PERSON.

                                             By Order of the Board of Directors


                                             /s/ Alicia R. Lopez
                                             -------------------
                                             Alicia R. Lopez
                                             Clerk

Braintree, Massachusetts
June 18, 2004

                             HAEMONETICS CORPORATION

                                 PROXY STATEMENT

                                Table of Contents

                                                                    Page Number

General Information ..................................................    2

Board of Directors ...................................................    4

Election of Board of Directors .......................................    7

Security Ownership of Certain Beneficial Owners and Directors
and Executive Officers ...............................................   10

Compensation and Management Development Committee Report
Report on Executive Compensation .....................................   12

Compensation and Management Development Committee Interlocks
And Insider Participation ............................................   14

Comparative Performance Graph ........................................   18

Ratification of the Appointment of Independent Public
Accountants ..........................................................   18

Audit Committee Report ...............................................   19

Additional Information ...............................................   21

Exhibit A- Audit Committee Charter

                             HAEMONETICS CORPORATION

                                 PROXY STATEMENT

                               GENERAL INFORMATION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Haemonetics Corporation (the "Company") for use at the Annual Meeting of Stockholders (the "Meeting") to be held on Tuesday, July 27, 2004 at the time and place set forth in the Notice of Meeting, and at any adjournment thereof. The approximate date on which this Proxy Statement and form of proxy are first being sent to stockholders is June 18, 2004.

Voting

If the enclosed proxy is properly executed and returned, it will be voted in the manner directed by the stockholder. If no instructions are specified with respect to any particular matter to be acted upon, the proxy will be voted in favor thereof. Any person giving the enclosed form of proxy has the power to revoke it by voting in person at the meeting or by giving written notice of revocation to the Clerk of the Company at any time before the proxy is exercised.

Quorum

The holders of a majority in interest of all Common Stock issued, outstanding and entitled to vote are required to be present in person or be represented by proxy at the Meeting in order to constitute a quorum for transaction of business. The election of the nominees for Director will be decided by plurality vote. The affirmative vote of the holders of at least a majority of the shares of Common Stock voting thereon in person or by proxy at the Meeting is required to approve item 2 listed in the Notice of Meeting. Abstentions and "non-votes" are counted as present in determining whether the quorum requirement is satisfied. A "non-vote" occurs when a nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner. Abstentions and broker non-votes will not be taken into account in determining the outcome of the election of directors. Abstentions will be counted in the tabulation of votes cast in item 2 presented to stockholders while broker non-votes will not be counted.

Solicitation of Proxies

The Company will bear the cost of this solicitation. It is expected that the solicitation will be made primarily by mail, but regular employees or representatives of the Company (none of whom will receive any extra compensation for their activities) may also solicit proxies by telephone, telegraph or in person and arrange for brokerage houses and their custodians, nominees and fiduciaries to send proxies and proxy materials to their principals at the expense of the Company.

The Company's principal executive offices are located at 400 Wood Road, Braintree, Massachusetts, USA 02184-9114, telephone number (781) 848-7100.

Record Date and Voting Securities

Only stockholders of record at the close of business on June 10, 2004 are entitled to notice of and to vote at the meeting. On that date, the Company had outstanding and entitled to vote 25,173,834 shares of Common Stock with a par value of $.01 per share. Each outstanding share entitles the record holder to one vote.

                               BOARD OF DIRECTORS

During the last fiscal year, there were five regular meetings of the Board of Directors of the Company. All of the Directors attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors held while he or she was a director, and (ii) the total number of meetings held by Committees of the Board of Directors on which they served. All directors are strongly encouraged to attend the annual meeting of stockholders. All directors except one attended the 2003 annual meeting of stockholders.

Directors, who are not employees of the Company, with the exception of the Chairman of the Board, receive an annual cash fee of $24,000, as well as a fee of $1,000 for each Board meeting attended($500 if a telephone meeting)and a fee of $500 for each Committee meeting attended($300 if a telephone meeting). In addition, Directors other than the Chairman of the Board who Chair Board Committees receive an annual retainer of $4,000. Directors also receive an annual grant of options to purchase 6,000 shares of Common Stock of the Company. Upon their initial election to the Board, Directors receive, in addition, an option to purchase 20,000 shares of the Company's Common Stock. Prior to July, 2003, the annual fee received by Directors was $20,000, no fees were paid for attendance at meetings or for serving as Chair of committees, and directors received an initial grant of options to purchase 6,000 shares of Common Stock upon joining the Board. The options for the purchase of 6,000 shares of common stock of the Company granted to Directors during fiscal 2004 were at an exercise price of $22.56 per share. Upon his initial election as a director in August 2003, Lawrence C. Best received a grant of options to purchase 20,000 shares of Common Stock of the Company at an exercise price of $20.47 per share. During fiscal 2004, Ronald Matricaria received an annual fee as Chairman of the Board in the amount of $200,000 and was granted an option to purchase 100,000 shares of Common Stock of the Company at an exercise price of $21.91 per share. Options granted to the directors and to the Chairman vest immediately. Harvey G. Klein, M.D., received a cash fee of $22,500 for service on the Company's Scientific/Medical Advisory Committee, which updates management on important issues in transfusion medicine. Dr. Klein's membership on the Scientific/Advisory Committee ended at the end of fiscal year 2004.

Executive Sessions

Executive sessions of the non-management directors (all of whom are independent) are generally held at the end of the board meetings. Ronald A. Matricaria, Chairman of the Board of Directors, presides over all such executive sessions.

Communications with the Board of Directors

Stockholders may communicate with the Board of Directors or any individual director by sending such communications to the attention of the Clerk of the Board of Directors, Alicia R. Lopez, who will forward all such communications to the Board. Communication may also be sent via the Company's website: www.haemonetics.com/site/content/investor/investor.asp

Corporate Governance Principles and Board Matters

The Company's Code of Business Conduct, Governance Guidelines and the charters of the Audit, Compensation and the Nominating and Governance committees may be viewed on the Company's website under the Investors Section at www.haemonetics.com/site/content/investor/investor.asp and printed copies can be obtained by contacting the Company's Clerk at the Company's headquarters.

Board Independence

The Board has determined that each of the directors, other than Mr. Nutter and Dr. Sakurada, has no material relationship with the Company and are independent within the meaning of the Securities and Exchange Commission and the New York Stock Exchange director independence standards currently in effect.

Committees of the Board

The Board of Directors has a Management Development and Compensation Committee (the "Compensation Committee") composed of independent directors who are not employees of the Company. Currently, the members of the Compensation Committee are Ronald G. Gelbman, Chairman, Harvey Klein and Donna C.E. Williamson. The Compensation Committee determines the compensation to be paid to the key officers of the Company and administers the Company's 1990 Stock Option Plan and its 1992 and 2000 Long-term Incentive Plans. During the last fiscal year, there were four meetings of the Compensation Committee.

The Board of Directors has an Audit Committee composed of independent directors who are not employees of the Company. Currently, the members of the Audit Committee are Benjamin L. Holmes, Chairman, Lawrence C. Best, Ronald G. Gelbman, Ronald A. Matricaria and Donna C.E. Williamson. The Audit Committee provides general oversight of the Company's financial reporting and disclosure practices, system of internal controls, and the Company's processes for monitoring compliance by the Company with Company policies. The Audit Committee is directly responsible for the appointment and termination (subject to shareholder ratification) and the compensation of the independent auditors. The Committee reviews with the Company's independent auditors the scope of the audit for the year and the results of the audit when completed. The Audit Committee also reviews with internal audit various matters relating to internal accounting controls. During the last fiscal year, there were eight meetings of the Audit Committee.

The Board of Directors has a Nominating and Governance Committee composed of independent directors who are not employees of the Company. Currently, the members of the Nominating and Governance Committee are Ronald A. Matricaria, Chairman, Benjamin L. Holmes and, Harvey Klein. The Nominating and Governance Committee recommends nominees for election as directors to the full Board of Directors. The Nominating and Governance Committee considers recommendations for nominees for directorships submitted by stockholders, directors and members of management. Other responsibilities of the Nominating and Governance Committee include recommending to the Board a set of corporate governance principles applicable to the Company and periodically reviewing such guidelines and recommending appropriate changes as applicable. During the last fiscal year, there were two regular meetings of the Nominating and Governance Committee.

The Nominating and Governance Committee will review and evaluate all Director nominations in the same manner. Stockholders who wish to submit candidates for consideration as nominees may submit an appropriate letter and resume to the Clerk of the Company at the Company's executive offices in Braintree, Massachusetts.

When identifying Director nominees, the Nominating and Governance Committee will consider the following minimum criteria:

      o The nominee's reputation, integrity, independence of thought and judgment, financial sophistication, leadership and (for NYSE and SEC purposes) independence;

      o The nominee's skills and business, personal and professional accomplishments, government or other professional experience and acumen, bearing in mind the composition of the Board and the current state of the Company and the markets in which the Company is active at the time;

      o The number of other public companies for which the nominee serves as a director;

      o The extent to which the nominee is prepared to participate fully in Board activities, including at least one Board committee and attendance at, and active participation in, meetings of the Board and the committee(s) of which he or she is a member, and not have other personal or professional commitments that would, in the judgment of the Nominating and Governance Committee, interfere with or limit his or her ability to do so;

      o The extent to which the nominee helps the Board reflect the diversity and interests of the Company's stockholders, employees, customers and communities;

      o The willingness of the nominee to meet the Company's stock ownership requirements for Directors;

      o The nominee's knowledge of one or more segments of the Company's business; and

      o The nominee's commitment to increasing stockholder value in the Company.

In the case of current Directors being considered for re-nomination, the Nominating and Governance Committee will also take into consideration the Director's history of attendance at Board and committee meetings, the Director's tenure as a member of the Board and the Director's preparation for and participation in such meetings.

Director Nomination Process

The Company's nomination process for new Board members is as follows:

      o The Nominating and Governance Committee, the Chairman of the Board, the Chief Executive Officer, or other Board member identifies a need to add a new Board member who meets specific criteria or to fill a vacancy on the Board.

      o The Nominating and Governance Committee initiates a search seeking input from Board members and senior management and hiring a search firm, if necessary.

      o The Nominating and Governance Committee considers recommendations for nominees for directorships submitted by stockholders.

      o The initial slate of candidates that will satisfy specific criteria and otherwise qualify for membership on the Board, are identified and presented to the Nominating and Governance Committee, or its delegate, which ranks the candidates.

      o The Chairman of the Board and at least one member of the Nominating and Governance Committee interviews top candidates.

      o     The full Board is kept informed of progress.

      o The Nominating and Governance Committee may offer other Board members the opportunity to interview the candidates and then meets to consider and approve the final candidates.

      o The Nominating and Governance Committee seeks full Board endorsement of the final candidates.

      o The final candidates are nominated by the Board or elected to fill a vacancy.

                     Item 1. Election of Board of Directors

Pursuant to the Articles of Organization of the Company, the Board of Directors is divided into three classes, with each class being as nearly equal in number as possible. One class is elected each year for a term of three years and until their successors shall be duly elected and qualified or until their death, resignation or removal. The terms of Yutaka Sakurada, Harvey G. Klein, M.D. and Donna C. E. Williamson are expiring at this annual meeting. It is proposed that Dr. Klein be elected to serve a term of 3 years, ending in 2007 and that Dr. Sakurada be elected to serve in the class of directors whose terms will expire at the 2005 annual meeting. Ms. Williamson is leaving the Board after 11 years of dedicated service as a Director of the Company. The persons named in the accompanying proxy will vote, unless authority is withheld, for the election of the nominees named below. If any such nominees should become unavailable for election, which is not anticipated, the persons named in the accompanying proxy will vote for such substitutes as management may recommend. Should management not recommend a substitute for any nominee, the proxy will be voted for the election of the remaining nominees. The nominees are not related to each other or to any executive officer of the Company or its subsidiaries.

                                                      Year First
                                                       Elected             Position with the Company or Principal
                     Name                       Age    Director            Occupation During the Past Five Years
--------------------------------------------------------------------------------------------------------------------------------
Nominated for a term ending in 2005:

Yutaka Sakurada                                 71(1) 1991            Since 2003, President Japan/Asia and Chief Executive
                                                                      Officer of Haemonetics Japan.  From 2001 to 2002 Vice
                                                                      President of the Company and Chairman and Chief
                                                                      Executive Officer of Haemonetics Japan. From 1991 to
                                                                      2001, Vice President of the Company and President of
                                                                      Haemonetics Japan. From 1989 to 1991, Managing Director
                                                                      of Kuraray Plastics Co., Ltd. From 1985 to 1989, Board
                                                                      of Directors of Kuraray Co., Ltd., a diversified
                                                                      synthetic fiber manufacturer and a distributor of the
                                                                      Company's products.  From 1988 to 1996, Vice Chairman of
                                                                      the Japanese Society for Biomaterials.

----------
(1) Recognizing the unique contribution to the Haemonetics Board of Directors and current role of Dr. Yutaka Sakurada, Chairman and CEO of Haemonetics Japan, the Board voted to waive the retirement age for Dr. Yutaka Sakurada (currently age 71) to allow him to serve on the Board in the class of directors whose term will expire in 2005.

Nominated for a term ending in 2007;
Harvey G. Klein, M.D.                           62    1998            Since 1983, Chief of the Department of Transfusion
                                                                      Medicine at the Warren G. Magnuson Clinical Center of
                                                                      the National Institutes of Health. Previously held other
                                                                      senior level positions with NIH. Currently serves on
                                                                      several boards: Past President, American Association of
                                                                      Blood Banks; Chairman of the Panel for Blood and Blood
                                                                      Products of the US Pharmacopeia; U.S. Health and Human
                                                                      Services Advisory Committee on Blood Safety and
                                                                      Availability; and, the Blood Products Advisory Committee
                                                                      of the U.S. Food and Drug Administration. Previously,
                                                                      President of the American Society for Apheresis and
                                                                      Director of the World Apheresis Association.

--------------------------------------------------------------------------------------------------------------------------------

Serving a term ending in 2005:

Benjamin L. Holmes                              69    1998            Since December 1994, President of the Holmes Co.,
                                                                      specializing in health care consulting with a focus on
                                                                      the device industry.  From 1985 to 1994, Vice President
                                                                      of the Hewlett-Packard Company. From 1983 to 1994,
                                                                      General Manager of the Medical Products Group of
                                                                      Hewlett-Packard.  Serves as Director for PLC Medical
                                                                      Systems, a publicly traded company. Director of
                                                                      not-for-profit organizations: UCLA Foundation and St.
                                                                      Luke's Wood River Medical Center Foundation.

Lawrence C. Best                                54    2003            Since 1992, Senior Vice President and Chief Financial
                                                                      Officer for Boston Scientific Corporation. From 1981 to
                                                                      1992, partner at Ernst & Young specializing in serving
                                                                      multinational companies in the high technology and life
                                                                      sciences fields. From 1979 to 1981, Securities and
                                                                      Exchange Commission Fellow.  Previously served one-year
                                                                      term as a White House-appointed Presidential Exchange
                                                                      Executive.  Director of Biogen Idec Inc., a publicly
                                                                      traded biotechnology company.
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Serving a term ending in 2006:

Ronald G. Gelbman                               57    2000            From 1998 to 2000, Johnson & Johnson Worldwide Chairman
                                                                      of the Health Systems and Diagnostics Group and member
                                                                      of the Executive Committee. Since 1972 various senior
                                                                      level positions throughout the Johnson and Johnson
                                                                      organization. Director of Serologicals Corporation, a
                                                                      publicly traded company which provides biologics and
                                                                      technology to life science companies. Also Director of
                                                                      southwest Florida local Board of SunTrust Banks Inc.
                                                                      Trustee at Rollins College, the Ringling School of Art &
                                                                      Design, Sarasota YMCA and ODA College Preparatory
                                                                      School.  Member, Board of Advisors at privately-held
                                                                      CareGain, a healthcare management company.

Ronald A. Matricaria                            61    2002            Since April 2003 non-executive Chairman of the Company.
                                                                      From 1995 to 2002, Chairman and from 1993 to 1999,
                                                                      President and CEO of St. Jude Medical Inc. Previously,
                                                                      Executive Vice President of the Pharmaceutical Division
                                                                      and President of North American Operations for Eli Lilly
                                                                      and Company, Inc. Director of the following publicly
                                                                      traded companies:  Cyberonics, Inc., a medical device
                                                                      company; Endocare, Inc., a medical device company;
                                                                      VistaCare, Inc., a provider of hospice services; and
                                                                      Cardiodynamics, a medical technology company.  Trustee
                                                                      emeritus of the University of Minnesota Foundation.  In
                                                                      2002, Life Time Achievement award for significant
                                                                      contributions to the healthcare industry.

Brad Nutter                                     52    2003            Since April 2003, President and CEO of the Company.  In
                                                                      2000, President and Chief Executive Officer, Gambro
                                                                      Healthcare, an international dialysis services company,
                                                                      a division of Gambro AB. From 1997 to 2000, Executive
                                                                      Vice President and Chief Operating Officer of Syncor
                                                                      International, Inc. a radiopharmaceuticals and medical
                                                                      imaging company. Previously, senior positions at
                                                                      American Hospital Supply and Baxter International, Inc.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of May 14, 2004, certain information with respect to beneficial ownership of the Company's Common Stock by: (i) each person known by the Company to own beneficially more than five percent of the Company's Common Stock; (ii) each of the Company's directors and each of the executive officers named in the Summary Compensation Table elsewhere in this Proxy Statement; and (iii) all directors and executive officers as a group.

                                                         Title             Amount & Nature             Percent
Name of Beneficial Owner                                 of Class          Beneficial Ownership        Of Class
------------------------                                 --------          --------------------        --------
Ronald A. Matricaria (1) ........................      Common Stock               87,000                 0.34%
Brad Nutter (2) .................................      Common Stock               80,000                 0.32%
Ronald J. Ryan (3) ..............................      Common Stock              187,914                 0.74%
Robert Ebbeling(4) ..............................      Common Stock              122,785                 0.49%
Alicia R. Lopez (5) .............................      Common Stock              141,901                 0.56%
Yutaka Sakurada (6) .............................      Common Stock               82,074                 0.33%
Ronald G. Gelbman (7) ...........................      Common Stock               39,000                 0.15%
Donna C.E. Williamson (8) .......................      Common Stock               61,300                 0.24%
Benjamin L. Holmes (9) ..........................      Common Stock               55,000                 0.22%
Harvey G. Klein M.D. (10) .......................      Common Stock               49,000                 0.19%
Lawrence C. Best (11) ...........................      Common Stock               26,000                 0.10%
Sterling Capital Management LLC (12) ............      Common Stock            1,725,116                 6.86%
Wellington Management (13) ......................      Common Stock            2,632,150                10.46%
Cooke & Bieler LP. (14) .........................      Common Stock            1,884,651                 7.49%
Neuberger & Berman Inc. (15) ....................      Common Stock            2,877,267                11.44%
Vanguard Specialized Funds (16) .................      Common Stock            1,983,900                 7.89%
All executive officers and directors
as a group (11 persons) (17) ....................      Common Stock              931,974                 3.59%

(1) Includes 62,000 shares that Mr. Matricaria has the right to acquire upon the exercise of options currently exercisable or exercisable within 60 days of May 14, 2004.

(2) Includes 75,000 shares that Mr. Nutter has the right to acquire upon the exercise of options currently exercisable or exercisable within 60 days of May 14, 2004.

(3) Includes 186,822 shares which Mr. Ryan has the right to acquire upon exercise of options currently exercisable or exercisable within 60 days of May 14, 2004.

(4) Includes 100,631 shares which Mr. Ebbeling has the right to acquire upon the exercise of options currently exercisable or exercisable within 60 days of May 14, 2004.

(5) Does not include 2,750 shares held in trust for the benefit of Ms. Lopez's children. Ms.Lopez disclaims beneficial ownership of such shares. Includes 107,950 shares which Ms. Lopez has the right to acquire upon exercise of options currently exercisable or exercisable within 60 days of May 14, 2004.

(6) Includes 79,858 shares which Dr. Sakurada has the right to acquire upon the exercise of options currently exercisable or exercisable within 60 days of May 14, 2004.

(7) Consists of 39,000 shares which Mr. Gelbman has the right to acquire upon the exercise of options currently exercisable or exercisable within 60 days of May 14, 2004.

(8) Includes 60,000 shares which Ms. Williamson has the right to acquire upon the exercise of options currently exercisable or exercisable within 60 days of May 14, 2004.

(9) Includes 54,000 shares which Mr. Holmes has the right to acquire upon the exercise of options currently exercisable or exercisable within 60 days of May 14, 2004.

(10) Includes 48,000 shares which Dr. Klein has the right to acquire upon the exercise of options currently exercisable or exercisable within 60 days of May 14, 2004.

(11) Consists of 26,000 shares which Mr. Best has the right to acquire upon the exercise of options currently exercisable or exercisable within 60 days of May 14, 2004.

(12) This information has been derived from a Schedule 13G filed with the Securities and Exchange Commission on January 9, 2004 reporting aggregate ownership and shared voting and dispositive power over 1,725,116 shares. The reporting entity's address is 4064 Colony Road, Suite 300, Charlotte, NC 28211.

(13) This information has been derived from a Schedule 13G filed with the Securities and Exchange Commission on February 12,2004 reporting aggregate ownership of and shared dispositive power over 2,632,150 shares and shared voting power over 487,250 shares. The reporting entity's address is 75 State Street, Boston, MA 02109.

(14) This information has been derived from a Schedule 13G filed with the Securities and Exchange Commission on February 11, 2004 reporting aggregate ownership of 1,884,651 shares, sole voting power and sole dispositive power over 669,120 shares, shared voting power over 784,091 shares and shared dispositive power over 1,200,631 shares. The reporting entity's address is 1700 Market Street, Philadelphia, PA 19103

(15) This information has been derived from a Schedule 13G filed with the Securities and Exchange Commission on February 13, 2004 reporting aggregate ownership of and shared dispositive power over 2,877,267 shares, sole voting power over 118,076 shares and shared voting power over 2,054,700 shares. The reporting entity's address is 605 Third Avenue, New York, NY 10158-3698.

(16) This information has been derived from a Schedule 13G filed with the Securities and Exchange Commission on February 5, 2004 reporting aggregate ownership of and shared dispositive and sole voting power over 1,983,900 shares. The reporting entity's address is 100 Vanguard Boulevard, VM #V34, Malvern, PA 19355.

(17) Includes 839,261 shares which executive officers and directors have the right to acquire upon the exercise of options currently exercisable or exercisable within 60 days of May 14, 2004.

           Compliance with Section 16(a) of the Securities Act of 1934

Section 16(a) of the Securities Exchange Act of 1934 (the "Act") requires the Company's directors, officers and persons who own more than 10% of the Company's Common Stock to file with the Securities and Exchange Commission and the New York Stock Exchange reports concerning their ownership of the Company's Common Stock and changes in such ownership. Copies of such reports are required to be furnished to the Company. To the Company's knowledge, based solely on a review of copies of such reports furnished to the Company during or with respect to the Company's most recent fiscal year, all Section 16(a) filing requirements applicable to persons who were, during the most recent fiscal year, officers or directors of the Company or greater than 10% beneficial owners of its Common Stock were complied with except that a report of the acquisition on December 3, 2003 of 5,000 shares of the Company's common stock by Brian Concannon, an executive of the Company,(which was brought to the Company's attention by Mr. Concannon) was not timely filed.

COMPENSATION AND MANAGEMENT DEVELOPMENT COMMITTEE REPORT ON EXECUTIVE COMPENSATION(1)

The Compensation Committee determines the compensation to be paid to the key executives of the Company and administers the Company's 1990 Stock Option Plan and its 1992 and 2000 Long-Term Incentive Plans.

In its deliberations, the Committee takes into account the recommendations of appropriate Company officials.

Compensation Program

The Company's executive compensation program is intended to attract and retain talented executives, and to motivate them to achieve the Company's business goals. To align executive compensation with stockholder interests and company performance, the program utilizes a combination of salary, stock options and cash bonuses awarded primarily for the achievement of pre-determined corporate performance objectives. The compensation received by its executive officers is thereby linked to the Company's performance. Within this overall policy, compensation packages for individual executive officers are intended to reflect the responsibilities of their position, current performance within their position, past achievements with the Company, as well as the Company's performance.

Base Salaries

In arriving at the base salaries paid to the Company's executives for the year ended April 3, 2004, the Committee considered their individual contributions to the performance of the Company, their levels of responsibility, the executive's experience and potential, and the level of compensation necessary, in the overall competitive environment, to retain talented individuals. All of these factors were collectively taken into account by the Committee in making a subjective assessment as to the appropriate base salary for each of the Company's executive officers, and no particular weight was assigned to any one factor.

----------
(1) The material in this report is not "soliciting material," is not deemed filed with the Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Bonus Program

During the fiscal year ended April 3, 2004, the Company's executive bonus program was tied primarily to the achievement by the Company of predetermined earnings per share, operating income and revenue objectives. The Committee determined to pay partial bonuses to executive management because although the Company failed to reach the revenue and operating income targets, the Company reached its earnings per share objective. The Committee considered that management had achieved the earnings per share performance despite the mid-year acquisition by a competitor of the Company's largest plasma customer that cost the Company $7 million in revenue. For the fiscal year 2005, pre-determined earnings per share, revenue and operating income objectives will continue to be the primary bases for the payment of executive bonuses.

Incentive Plans

The Company's stock option program is intended to provide additional incentive to build shareholder value, to reward long-term corporate performance, and to promote employee commitment through stock ownership. Information with respect to stock options held by executive officers is included in the tables following this report.

The view of investors generally regarding the design and size and accounting for long-term incentives for senior executives is changing. In FY03, the Company began a comprehensive review of its practices in this area to bring them more in line with developing shareholder expectations. The review is continuing, with the assistance of outside consultants, as the regulatory and investment community dynamics continue to be refined. In 2004, as a result of the review, the Company adopted a program to better manage the number of options granted to senior executives and other employees in any one year. In addition, in FY04 the Committee decided not to grant stock options to employees until corporate performance justified the reward of long term incentive compensation. As a result, the total options granted this year as a percentage of total shares outstanding decreased from 3.31% in 2003 to 2.43% in 2004, and the total outstanding options and options available for grant as a percentage of net shares outstanding decreased from 24.8% in 2003 to 19.0% in 2004. Stock options have been granted to individual executives for FY05. In determining the number of options granted to individual executives, the Committee reviewed competitive market data and the nature and scope of each executive position. The vesting of options granted for FY05 is time vested over four years rather than dependent upon the achievement of predetermined performance goals, which is a design feature being considered by the Committee. The amount realized by a recipient from an option grant will depend on the future appreciation in the price of the Company's Common Stock.

The use of restricted stock as a component of the Company's long-term incentive program is not possible under existing shareholder-approved plans. The Company will consider including this additional alternative in any future long-term incentive plans submitted for shareholder approval.

Internal Revenue Code Limits on Deductibility of Certain Compensation

In 1993 the Internal Revenue Code was amended to limit the deduction a public company is permitted for compensation paid in 1994 and thereafter to the chief executive officer and to the four most highly compensated executive officers, other than the chief executive officer. Generally, amounts paid in excess of $1.0 million to a covered executive, other than performance-based compensation, cannot be deducted. In order to qualify as performance-based compensation under the tax law, certain requirements must be met, including approval of the performance measures by the stockholders. In its deliberations, the Committee considers ways to maximize deductibility of executive compensation, but nonetheless retains the discretion to compensate executive officers at levels the Committee considers commensurate with their responsibilities and achievements. The Company has not adopted a policy that all executive compensation be fully deductible.

Compensation of Chief Executive Officer

In recognition of Mr. Nutter's leadership and the Company's performance during the fiscal year ended April 3, 2004, the Compensation and Management Development Committee in May 2004 awarded Mr.Nutter a merit increase of 5%(which he declined to accept) and a cash bonus of $225,000. The Committee also increased Mr. Nutter's target bonus for the 2005 fiscal year to $350,000, tying payment of the bonus primarily to pre-determined revenue, operating income and earnings per share objectives.

                               COMPENSATION AND MANAGEMENT DEVELOPMENT COMMITTEE


                               Ronald G. Gelbman, Chairman
                               Dr. Harvey Klein
                               Donna C.E. Williamson

    COMPENSATION AND MANAGEMENT DEVELOPMENT COMMITTEE INTERLOCKS AND INSIDER
                                 PARTICIPATION

During the fiscal year ended April 3, 2004 the members of the Compensation and Management Development Committee were Sir Stuart Burgess (Chairman, who retired effective July 22, 2003), Ronald G. Gelbman (who succeeded Sir Stuart as Committee Chairman), Dr. Harvey Klein, Donna C.E. Williamson, Ronald A. Matricaria (until July 2003) and Benjamin L. Holmes (until July 2003) and N. Colin Lind (until July 2003). No member of the Compensation Committee was an executive officer or employee of the Company or any of its subsidiaries during fiscal year 2004.

EXECUTIVE COMPENSATION

The following table sets forth all compensation earned by the Company's Chief Executive Officer and the Company's four most highly compensated executive officers (other than the Chief Executive Officer for all services rendered as executive officers to the Company and its subsidiaries for the Company's fiscal years ended April 3, 2004, March 29, 2003 and March 30, 2002.

Summary Compensation Table

                                                         Annual Compensation                      Long-Term
                                                         -------------------                      Compensation
                                                                                                  ---------------------------

                                                                                Other              Awards
                                                                                Annual             Stock        All Other
Name and Principal Position             Year     Salary (1)     Bonus (1)       Compensation       Options    Compensation (4)
--------------------------------                 ----------     ---------       ------------       -------    ----------------
Brad Nutter (2) ..............          2004      $500,000      $225,000         $123,965(3)       300,000        $   -0-
President & CEO

Ronald J. Ryan ...............          2004      $306,014      $129,600         $ 12,171(5)          -0-         $  6,000
CFO & Vice                              2003      $296,373      $  -0-           $ 12,126(5)        22,000        $  6,000
President                               2002      $287,717      $184,114         $ 11,964(5)        13,520        $  6,000

Robert Ebbeling ..............          2004      $277,296      $103,400         $  9,891(6)          -0-         $  6,000
Vice President, Operations              2003      $257,599      $  -0-           $  9,787(6)        22,000        $  6,000
                                        2002      $242,083      $133,686         $  9,586(6)        10,000        $  6,000

Alicia R. Lopez ..............          2004      $291,490      $ 71,100         $  9,310(7)          -0-         $  6,000
General Counsel and Vice                2003      $282,070      $  -0-           $  6,572(7)        20,000        $  6,000
President of Administration             2002      $288,515      $ 92,546         $ 10,107(7)        17,000        $  6,000

Dr. Yutaka Sakurada (8) ......          2004      $251,938      $124,611         $ 53,328(9)          -0-         $ 91,055
President Japan/Asia,                   2003      $201,550      $ 82,834         $ 58,811(9)        10,000        $106,891
Chairman and CEO of                     2002      $218,022      $130,124         $ 56,471(9)        10,000        $ 25,293
Haemonetics Japan

(1) Salary and bonus amounts are presented in the year earned. The payment of such amounts may have occurred in other years.

(2) Mr. Nutter was hired effective April 1, 2003. During the fiscal year ended March 29, 2003, no compensation was paid to Mr. Nutter.

(3) Includes relocation expenses of $116,555 paid on behalf of Mr. Nutter and an automobile allowance of $6,167 paid to Mr. Nutter in 2004.

(4) Consists of $6,000 in matching contributions made by the Company under its 401(k) Plan for the years 2004, 2003 and 2002 for each Mr. Ryan, Mr. Ebbeling and Ms. Lopez and consists of retirement contributions made by the Company on behalf of Dr. Sakurada as follows: $91,055 in 2004, $106,891 in 2003 and $25,293 in 2002.

(5) Includes an auto allowance paid to Mr. Ryan of $8,400 in 2004, $8,561 in 2003, $8,400 in 2002.

(6) Includes an auto allowance paid to Mr. Ebbeling of $8,400 in 2004, $8,561 in 2003, and $8,400 in 2002.

(7) Includes an auto allowance paid to Ms. Lopez of $8,400 in 2004, $5,761 in 2003, and $9,250 in 2002.

(8) Dr. Sakurada is paid in Japanese Yen; therefore, we have translated his compensation for all years presented to U.S. dollars using the average exchange rate for fiscal year 2004.

(9) Includes the following amounts for a housing allowance for Dr. Sakurada: in 2004 $33,808, in 2003 $38,937 and in 2002 $38,937. Additionally, includes the following amounts paid by the Company with respect to a company-owned vehicle for Dr. Sakurada: in 2004 $14,277, in 2003 $14,374 and in 2002 $12,743.

           ----------------------------------------------------------

The Company has employment agreements with Brad Nutter, Ronald J Ryan, Robert Ebbeling and Lisa Lopez which provide that they shall serve in the capacities indicated in the executive compensation table at annual minimum base salaries as follows: Brad Nutter, $500,000; Ronald J. Ryan, $250,000; Robert Ebbeling, $210,000 and Lisa Lopez $190,000. Such officers also receive such fringe benefits as are generally made available by the Company to its other full-time executive employees. The agreements are terminable by either the Company or the officer annually. In the event of a change in control of the Company, the agreements provide that certain of the officers shall be entitled to lump sum payments in varying amounts not in excess of 2.99 times the officer's base salary. In addition, in the event that their employment is terminated in connection with a change in control, the officers are entitled to certain employee benefits during the one-year period commencing on the date such termination occurs. In the event of the termination of their employment under certain circumstances not involving a change in control, including termination of their employment by the Company without cause or a material diminution of their responsibilities, the agreements provide that the officers shall receive a severance payment equal to their annual base salary as well as certain employee benefits during the one-year period following such termination. For purposes of the agreements a "change in control" shall be deemed to have occurred when any person becomes the beneficial owner directly or indirectly of more than fifty percent of the combined voting power of the Company's outstanding stock or the stockholders of the Company approve a merger or consolidation of the Company with another corporation or a plan of liquidation or an agreement for the sale or disposition of substantially all of the Company's assets. The agreements also contain a non-compete provision applicable for a period of one year following termination of employment and provisions regarding preservation of the confidentiality of Company information.

Option Grants in Fiscal Year Ended April 3, 2004

The following table provides information on option grants to the executive officers of the Company listed in the Summary Compensation Table above during the fiscal year ended April 3, 2004. Pursuant to applicable regulations of the Securities and Exchange Commission, the table also sets forth the hypothetical value which might be realized with respect to such options based on assumed rates of stock appreciation of 5% and 10% compounded annually from the date of grant to the end of the option term.

                                            Individual Grants
                           --------------------------------------------------------
                                             Percentage
                                                 of
                                                Total                                             Potential Realizable
                                               Options                                              Value at Assumed
                               Number of     Granted to                                          Annual Rates of Stock
                              Securities      Employees     Exercise                               Price Appreciation
                              Underlying       in the       or Base                               for Option Term (3)
                                Options        Fiscal        Price       Expiration
                                Granted       Year 2004    Per Share        Date                5%                   10%
                           --------------------------------------------------------------------------------------------------
Brad Nutter                  300,000 (1)       49.18        $21.91       3/31/2013       $4,133,724.38         $10,475,669.19
Ronald J. Ryan                    --              --            --           --                     --                     --
Robert B. Ebbeling                --              --            --           --                     --                     --
Alicia R. Lopez                   --              --            --           --                     --                     --
Yutaka Sakurada                   --              --            --           --                     --                     --

(1) Options vest at the rate of 25% per year over the four years following the grant date (except in the case of death, termination or retirement).

(2) These values are based on assumed rates of appreciation only. Actual gains, if any, on shares acquired on option exercises are dependent on the future performance of the Company's Common Stock. There can be no assurance that the values reflected in this table will be achieved. On May 14, 2004 the closing price of the Company's Common Stock on the New York Stock Exchange was $26.40.

Aggregated Option Exercises in Fiscal Year
Ended April 3, 2004 and Option Values at April 2, 2004

      The following table provides information on the value of unexercised options held by the executive officers listed in the Summary Compensation Table above at April 2, 2004.

                                         Number of Unexercised                       Value of Unexercised
                                         Options at April 2, 2004                    Options at April 2, 2004(1)

                            Shares
                           Acquired       Value
                          on Exercise   Realized       Exercisable     Unexercisable         Exercisable     Unexercisable
                          ------------------------------------------------------------------------------------------------
Brad Nutter                         0     $       0      75,000           225,000           $  709,500.00    $2,128,500.00

Ronald J. Ryan                      0     $       0     177,942            23,260           $2,330,157.69    $           0

Robert B. Ebbeling                  0     $       0      92,631            21,500           $1,074,277.98    $           0

Alicia R. Lopez                 2,375     $8,300.62      98,700            23,500           $1,092,186.50    $           0

Yutaka Sakurada                     0     $      0       74,858            12,500           $  908,443.01    $           0

(1) Value of unexercised stock options represents difference between the exercise prices of the stock options and the closing price of the Company's Common Stock on the New York Stock Exchange on April 2, 2004, which was $31.37.

                          COMPARATIVE PERFORMANCE GRAPH

The following performance graph compares the cumulative total shareholder return for the period commencing March 31, 1999 through April 3, 2004 among the Company, the S&P 500 Index and the S&P 500 Health Care (Health Care Equipment) Index. The graph assumes one hundred dollars invested on March 31, 1999 in the Company's Common stock, the S&P 500 Index and the S&P 500 Health Care (Health Care Equipment) Index and also assumes reinvestment of dividends.

                              [LINE GRAPH OMITTED]

                                                   Cumulative Total Return
                               -----------------------------------------------------------------
                                   3/99       3/00       3/01       3/02        3/03       3/04

HAEMONETICS CORPORATION          100.00     143.43     211.00     202.33      139.28     200.48
S & P 500                        100.00     117.94      92.38      92.60       69.67      94.14
S & P HEALTH CARE EQUIPMENT      100.00     105.07     107.39     117.57      107.33     150.31

    Item 2. RATIFICATION OF THE APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

      The Board of Directors recommends that the stockholders ratify the selection of Ernst & Young LLP, ("E&Y") as independent public accountants to examine the consolidated financial statements of the Company and its subsidiaries for the fiscal year ending April 32 2005. Representatives of E&Y are expected to be present at the annual meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

                         INDEPENDENT PUBLIC ACCOUNTANTS

      On June 18, 2002, the Board of Directors, on the recommendation of the Audit Committee, terminated the engagement of Arthur Andersen LLP ("Andersen") as the Company's independent public accountants and appointed the firm of E&Y as its independent public accountants to examine the financial statements of the Company and its subsidiaries for the fiscal year ending March 29, 2003.

Andersen's reports on the Company's consolidated financial statements for the year ended March 30, 2002 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or application of accounting principles.

During the Company's fiscal year ended March 30, 2002 and through the date of termination of the engagement, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused Andersen to make reference to the subject matter of the disagreement in connection with Andersen's report on the Company's consolidated financial statements for such year; and there were no reportable events as listed in Item 304(a)(1)(v) of Regulation S-K promulgated by the Securities and Exchange Commission.

During the Company's fiscal year ended March 30, 2002 and through the date of engagement, the Company did not consult E&Y with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that E&Y might render on the Company's consolidated financial statements.

                            AUDIT COMMITTEE REPORT(1)

The Audit Committee is comprised of three or more directors who meet the applicable independence and experience requirements of the New York Stock Exchange and the Securities and Exchange Commission as determined by the Board, and operates under a written charter adopted by the Board (attached as Exhibit
A). The Board has determined that all audit committee members are financially literate under the current listing standards of the NYSE. The Board also determined that Lawrence Best qualifies as an "audit committee financial expert" as defined by the SEC rules adopted pursuant to the Sarbanes-Oxley Act of 2002.

The primary responsibility of the Committee are to oversee the integrity of the Company's financial statements; the Company's compliance with legal and regulatory requirements; the independent auditor's qualifications and independence; and the performance of the Company's internal audit function and independent auditors. While

----------
(1) The material in this report, including the audit committee charter, is not "soliciting material," is not deemed filed with the Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

the Committee has the responsibilities and powers set forth in its Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Management is responsible for the preparation, presentation, and integrity of the Company's financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The independent auditors are responsible for auditing the Company's financial statements and for reviewing the Company's unaudited interim financial statements. In so doing, it is the responsibility of the Committee to maintain free and open communication between the Committee, independent auditors, internal auditors and management of the Company. The Audit Committee is also directly responsible for the appointment and termination (subject to shareholder ratification) and the compensation of the independent auditors.

In this context, the Audit Committee reviewed and discussed the Company's audited financial statements for the fiscal year ended April 3, 2004 with management and with the Company's independent auditors. Management represented to the Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles. Discussions about the Company's audited financial statements included the auditor's judgments about the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in its financial statements. The Committee also discussed with the auditors other matters required by Statement on Auditing Standards, ("SAS") No. 61 "Communication with Audit Committees," as amended by SAS No. 90, "Audit Committee Communications."

The Company's auditors provided to the Committee written disclosures required by the Independence Standards Board Standard No. 1 "Independence Discussion with Audit Committees." The Committee discussed with the auditors their independence from both management and the Company, and considered the compatibility of non-audit services with the auditor's independence. The Audit Committee's policy is to pre-approve all audit and permissible non-audit services provided by the independent auditors. All audit and non-audit services performed by E&Y LLP during the year ended April 3, 2004 were pre-approved in accordance with this policy.

Fees paid to the Company's independent auditors for fiscal 2004 and 2003 were comprised of the following:

                          ------------------------------------------------
                                 FY 2004                 FY 2003
                          ------------------------------------------------
Audit Fees                               $551,000                $504,000
Audit-Related Fees                         24,000                  19,000
Tax Fees                                  403,000                 229,000
All other Fees                                 --                  15,000
                          ------------------------------------------------
    Total                                $978,000                $767,000
                          ================================================

Based on the Committee's discussion with management and the auditors, and the Committee's review of the representations of management and the report of the auditors to the Committee, the Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended April 3, 2004 filed with the Securities and Exchange Commission.

                                                    AUDIT COMMITTEE
                                                    Benjamin L. Holmes, Chairman
                                                    Lawrence C. Best
                                                    Ronald G. Gelbman
                                                    Ronald Matricaria
                                                    Donna C.E. Williamson

                             ADDITIONAL INFORMATION

STOCKHOLDER PROPOSALS

Any proposal submitted for inclusion in the Company's Proxy Statement and form of proxy relating to the 2005 Annual Meeting of Stockholders must be received at the Company's principal executive offices in Braintree, Massachusetts on or before February 18, 2005. In accordance with the provisions of Rule 14a-4(c) promulgated under the Securities Exchange Act of 1934, if the Company does not receive notice of a shareholder proposal to be raised at its 2005 Annual Meeting on or before May 4, 2005, then in such event, the management proxies shall be allowed to use their discretionary voting authority when the proposal is raised at the 2005 Annual Meeting.

OTHER MATTERS

Management knows of no matters which may properly be and are likely to be brought before the meeting other than the matters discussed herein. However, if any other matters properly come before the meeting, the persons named in the enclosed proxy will vote in accordance with their best judgment.

VOTING PROXIES

The Board of Directors recommends an affirmative vote on all proposals specified. Proxies will be voted as specified. If signed proxies are returned without specifying an affirmative or negative vote on any proposal, the shares represented by such proxies will be voted in favor of the Board of Directors' recommendations.

                                           By Order of the Board of Directors


                                           /s/ Alicia R. Lopez
                                           -------------------
                                           Alicia R. Lopez
                                           Clerk

Braintree, Massachusetts
June 18, 2004

                                                                       Exhibit A

                             Haemonetics Corporation

                         Charter of the Audit Committee

Organization

This Charter governs the operations of the Audit Committee (the "Committee") of the Board of Directors of Haemonetics Corporation (the "Company"). The Committee shall be comprised of three or more directors, recommended by the Nominating and Governance Committee of the Board, for appointment by the full Board of Directors. The members of the Committee shall meet the independence and experience requirements of applicable statutes and regulations, including the requirements of the New York Stock Exchange, Section 10A(m)(3) of the Securities Exchange Act of 1934 and the rules and regulations of the Securities and Exchange Commission ("SEC"). All Committee members shall be financially literate, and at least one member shall be an "audit committee financial expert," as defined by SEC regulations.

Purpose

The Committee shall provide assistance to the Board in fulfilling the Board's oversight responsibility relating to: the integrity of the Company's financial statements; the Company's compliance with legal and regulatory requirements; the independent auditor's qualifications and independence; and the performance of the Company's internal audit function and independent auditors.

The Committee shall prepare the report required by the rules of the SEC to be included in the Company's annual proxy statement.

Duties and Responsibilities

The primary responsibility of the Committee is to oversee the Company's financial reporting process on behalf of the Board and to report the results of their activities to the Board regularly. While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Management is responsible for the preparation, presentation, and integrity of the Company's financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The independent auditors are responsible for auditing the Company's financial statements and for reviewing the Company's unaudited interim financial statements. In so doing, it is the responsibility of the Committee to maintain free and open communication between the Committee, independent auditors, internal auditors and management of the Company.

The Committee shall be directly responsible for (1) the appointment and termination (subject, if applicable, to shareholder ratification) and (2) the compensation, and oversight of the work of the independent auditors, including resolution of disagreements between management and the auditor regarding financial reporting. The independent auditor shall report directly to the Committee. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the authority to engage independent counsel and other advisers as it determines necessary to carry out its duties. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the independent auditor and to any advisors employed by the Committee and for payment of ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

The Committee shall pre-approve all audit and non-audit services provided by the independent auditors (subject to the de minimis exceptions for non-audit services provided for in Section 10A(i)(1)(B) of the Exchange Act, and the rules promulgated thereunder, which are approved by the Committee prior to the completion of the audit). The Committee shall not engage the independent auditors to perform the specific non-audit services prohibited by law or regulation. The Committee may delegate pre-approval authority to a member or members of the Committee pursuant to policies and procedures established by the Committee in accordance with applicable law and SEC regulations. The decisions of any Committee member to whom pre-approval authority is delegated must be presented to the full Committee at its next scheduled meeting.

At least annually, the Committee shall obtain and review a report by the independent auditors describing:

      o     The firm's internal quality control procedures.

      o Any material issues raised by the most recent internal quality control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues.

      o All relationships between the independent auditor and the Company (to assess the auditor's independence).

The Committee shall set clear hiring policies for employees or former employees of the independent auditors that comply with the SEC regulations and NYSE listing standards.

The Committee shall discuss with the internal auditors and the independent auditors the overall scope and plans for their respective audits, including the adequacy of staffing and compensation.

The Committee shall discuss with management, the internal auditors, and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's policies and procedures with respect to risk assessment and risk management and the steps management has taken to monitor and control the Company's major financial risk exposures.

The Committee shall meet separately periodically with management, the internal auditors, and the independent auditors to discuss issues and concerns warranting Committee attention. The Committee shall provide sufficient opportunity for the internal auditors and the independent auditors to meet privately with the members of the Committee. The Committee shall review with the independent auditor any audit problems or difficulties and management's response.

The Committee shall receive regular reports from the independent auditor on (1) the critical policies and practices of the Company, (2) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management and (3) other material written communications between the independent auditor and management such as any management letter or schedule of unadjusted differences.

The Committee shall review and discuss earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies.

The Committee shall review the interim financial statements and disclosures under Management's Discussion and Analysis of Financial Condition and Results of Operations with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-Q. Also, the Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards. [A designated member of the Committee may represent the entire Committee for the purposes of this review.]

The Committee shall review with management and the independent auditors the financial statements and disclosures under Management's Discussion and Analysis of Financial Condition and Results of Operations to be included in the Company's Annual Report on Form 10-K, [including their judgment about the quality, not just the acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements.] Also, the Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.

The Committee shall establish procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

The Committee shall perform an evaluation of its performance at least annually to determine whether it is functioning effectively. At least annually the Committee shall review and reassess this charter and recommend any proposed changes to the Board for approval.

|X|  PLEASE MARK VOTES             REVOCABLE PROXY
     AS IN THIS EXAMPLE         HAEMONETICS CORPORATION

                         ANNUAL MEETING OF STOCKHOLDERS
                                  JULY 27, 2004

      The undersigned hereby appoints Ronald A. Matricaria and Brad Nutter, with full power of substitution, attorneys and proxies to represent the undersigned at the Annual Meeting of Stockholders of Haemonetics Corporation to be held Tuesday, July 27, 2004 at Haemonetics Corporate Headquarters, 400 Wood Road, Braintree, Massachusetts and at any adjournment or adjournments thereof, to vote in the name and place of the undersigned with all the power which the undersigned would possess if personally present, all of the stock of Haemonetics Corporation standing in the name of the undersigned, upon such business as may properly come before the meeting, including the following as set forth hereon.

                                                                With-    For All
                                                       For      hold     Except
1.    ELECTION OF DIRECTORS:                           |_|       |_|       |_|

      Harvey G. Klein
      Yutaka Sakurada

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.


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                                                       For     Against   Abstain

2.    To ratify the selection of Ernst & Young LLP     |_|       |_|        |_|
      as independent public accoutants for the current fiscal year.

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. ANY PROXY HERETOFORE GIVEN BY THE UNDERSIGNED WITH RESPECT TO SUCH STOCK IS HEREBY REVOKED. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS AS SET FORTH IN THE PROXY STATEMENT AND FOR ITEM 2.

      Please sign exactly as your name(s) appear(s) on the Proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                                   -----------------------------
         Please be sure to sign and date           Date
           this Proxy in the box below.
--------------------------------------------------------------------------------



------ Stockholder sign above ----------- Co-holder (if any) sign above --------


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 ^ Detach above card, sign, date and mail in postage paid envelope provided. ^

                             HAEMONETICS CORPORATION

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PLEASE DATE AND SIGN THIS PROXY IN THE SPACE PROVIDED ABOVE AND RETURN IT IN THE
  ENCLOSED ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON.
--------------------------------------------------------------------------------

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.


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